UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2008

______________

DRI Corporation
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13760 Noel Road, Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code	(214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Condition

On May 15, 2008, DRI Corporation announced that it posted first quarter 2008 net sales of $17.0 million, a record high for first quarter sales volume and an increase of 41.9 percent over net sales for the same period last year for continuing operations.

In the press release, the Company also reiterated a positive outlook for fiscal year 2008.

In the press release, the Company also reported that it is currently working with Morgan Joseph, an investment banker, to secure a replacement credit facility for the Revolver that expires June 30, 2008.

In the press release, the Company also announced that senior management will discuss first quarter 2008 results, as well as the outlook for second quarter 2008, during an investors’ conference call on May 16, 2008, at 11 a.m. (Eastern).

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

This current report on Form 8-K and the accompanying press release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements concerning the timing or amount of future revenues; expectations of profitability, expected business and revenue growth trends, future annualized revenue run rates; anticipated increases in shareholder value; expected restructuring of our current debt obligations prior to the maturity of our current debt obligations; anticipated increases in public transit ridership; as well as any statement, express or implied, concerning future events or expectations or which use words such as “expect,” “fully expect,” “expected,” “appears,” “believe,” “plan,” “anticipate,” “would,” “goal,” “potential,” “potentially,” “range,” “pursuit,” “run rate,” “stronger,” “preliminarily,” “guidance,” etc., is a forward-looking statement. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties that we may not have accurately forecasted the timing or amount of future revenues; that our expectations as to future business and revenue growth trends, future annualized run rates, and increases in shareholder value may not prove accurate over time; that we will be unable to restructure our debt obligations in a way that is compatible with our near-term growth plans and upon terms and conditions that are beneficial to the Company and that will permit us to repay our current debt obligations prior to their maturity; that our anticipated increases in public transit ridership may not occur; as well as other risks and uncertainties set forth in our Annual Report on Form 10-K filed March 31, 2008, particularly those identified in Risk Factors Affecting Our Business. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.

ITEM 7.01.     Regulation FD Disclosure

The Company incorporates by reference the information included in Item 2.02 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.     Financial Statements and Exhibits

(a)  Exhibits.

         99.1       Press release dated May 15, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRI CORPORATION

Date:	May 15, 2008	By:	/s/ STEPHEN P. SLAY
Stephen P. Slay
Vice President, Chief Financial Officer, Secretary, and Treasurer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated May 15, 2008.